UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 17, 2014

Commercial Vehicle Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34365	41-1990662
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7800 Walton Parkway, New Albany, Ohio	43054
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 614-289-5360

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On March 17, 2014, Commercial Vehicle Group, Inc. (the “Company”) announced that Rich Lavin, President and Chief Executive Officer, and Tim Trenary, Chief Financial Officer will present at an investor conference as outlined below:

•	Sidoti & Company’s Emerging Growth Institutional Investor Forum, on
Monday, March 17, 2014 in New York City, NY.

The Company intends to use the presentation attached as Exhibit 99.1 to this Current Report on Form 8-K (the “Investor Presentation”) at the investor conference. The Company intends to post the Investor Presentation on the “Investors” section of its website at www.cvgrp.com. A copy of the Investor Presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

The information furnished in this Current Report on Form 8-K, including Exhibit 99.1, is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Investor Presentation, dated March 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCIAL VEHICLE GROUP, INC.

March 17, 2014	By:	/s/ C. Timothy Trenary
	Name:	C. Timothy Trenary
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Investor Presentation, dated March 2014.

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